Exhibit 99.13

LIMITED LICENSE OF GATEWAY’S RIGHTS

This Limited License of Gateway’s Rights (“Agreement”) is entered into effective as of October ____, 2007 (“Effective Date”), by and between MPC Corporation, a Colorado corporation (“Licensee” or “MPC”) and Gateway, Inc., a Delaware corporation (“Licensor” or “Gateway”). MPC and Gateway may be referred to individually as a “Party” or collectively as the “Parties” to this Agreement.

Recitals

A.         Gateway, through its “Professional Division” and that portion of its consumer direct division that provides business-related products, is engaged in the manufacture, assembly, sale, resale and marketing of desktop computer systems, laptops, servers, networking gear and other peripherals, and replacement parts with respect thereto, and the provision of technical services to small to medium-sized businesses (collectively, the “Business”);

B.         Gateway and MPC have entered into an Asset Purchase Agreement dated as of September 4, 2007 (the “Asset Purchase Agreement”) pursuant to which MPC has agreed, among other things, to purchase from Gateway certain assets and liabilities (the “Purchased Assets and Liabilities”) associated with the Business; and

C.         As a part of the Asset Purchase Agreement, Gateway is willing to license to MPC certain limited rights for the purpose of facilitating the transfer of the Purchased Assets and Liabilities to MPC.

Agreement

In consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions hereinafter set forth and in the Asset Purchase Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

1.	Definitions

1.1        “Licensed Mark” means any registered or unregistered trademark, brand or logo referenced in Attachment A.

1.2        “Licensed Product” means any Product model, version or configuration in the “List of Licensed Products” attached hereto as Attachment B.

1.3        “Product” means desktop computer systems, laptops, servers, networking gear and other peripherals, and replacement parts with respect thereto.

1.4        “Proprietary Designs” mean the form, structure, features and appearance of any Licensed Products and the plans, drawings, sketches and other design information necessary to manufacture and assemble the Licensed Products. Proprietary Designs are limited to the extent of Gateway’s proprietary interest.

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1.5           “Shared Tooling” means the tooling for Products (and their component parts) that will be sold both by MPC and by Gateway after the Effective Date and listed in Attachment C. Shared Tooling is limited to the extent of Gateway’s proprietary interest in the tooling.

	1.6	“Strategic Acquisition of MPC” has the meaning provided in Section 6.6.
	1.7	“Term” has the meaning provided in Section 6.1.
	1.8	“Territory” means the United States and Canada.
2.	Limited License to Gateway’s Trademarks

2.1           Trademark License. Subject to the terms and conditions of this Agreement, including, without limitation, the provisions of this Article 2, Gateway hereby grants MPC, for up to one year from the Effective Date and solely within the Territory, a non-exclusive, non-transferable, non-sublicenseable, royalty-free license to use the Licensed Marks on Licensed Products, on documentation related to Licensed Products, on packaging for Licensed Products, in images that may appear on customers’ computer screens while using Licensed Products, and in manufacturing and assembling Licensed Products, consistent with Gateway’s past practices (“Licensed Uses”). For the avoidance of doubt, subject to the terms and conditions of this Agreement, including, without limitation, the provisions of this Article 2, the license granted in the immediately preceding sentence shall extend to cross-sales of Licensed Products by MPC to MPC’s current customers.

2.2           Purpose. MPC understands and acknowledges that this license is granted solely for the purposes of facilitating the transfer of the Purchased Assets and Liabilities to MPC and providing a stable brand image to existing Business customers. MPC further understands and acknowledges that MPC’s uses of the Licensed Marks are limited to uses consistent with these purposes and with Gateway’s past practices. MPC agrees to use commercially-reasonable efforts to transition away from the use of the Licensed Marks.

2.3           Use of Licensed Marks. MPC shall only use the Licensed Marks for Licensed Uses:

2.3.1       MPC will not use the Licensed Marks on new Product models or versions that were not sold by Gateway on or before the Effective Date, unless Gateway agrees in writing to allow the use. This restriction shall not prevent MPC from using the Licensed Marks on configure-to-order Products.

2.3.2       MPC may use the Licensed Marks only as they have been previously used by Gateway, unless Gateway agrees in writing to allow a different use.

2.3.3       MPC shall not alter the look or the placement of a Licensed Mark on any Licensed Product that differs from the look or placement of the Licensed

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Mark on that product when sold by Gateway, unless Gateway agrees in writing to allow a different look or placement.

2.3.4       Any and all uses by MPC of the Licensed Marks on all Licensed Products shall be in accordance with Gateway’s trademark use guidelines. Copies of Gateway’s trademark use guidelines, entitled “Style Guide” and “Product ID Style Guide”, are attached hereto as Attachments D and E, respectively. In its sole discretion, Gateway may amend, alter or replace the Licensed Marks or revise Gateway trademark use guidelines by sending MPC notice thereof. Such marks and guidelines shall become effective, and shall be adhered to by MPC, within sixty (60) days of MPC’s receipt of notice.

2.3.5       For up to six (6) months from the Effective Date, MPC may ship Licensed Product in cow-spotted boxes substantially similar to the boxes used by Gateway on the Effective Date. MPC shall not alter the appearance of these boxes, unless Gateway agrees in writing to allow a different appearance. MPC shall only ship Gateway-branded Product in these boxes.

2.4           Additional Restrictions on MPC’s Use of Licensed Marks. MPC shall not use the Licensed Marks in conjunction with any direct or indirect sales to consumers. MPC shall not use the Licensed Marks in conjunction with sales to any retailer or direct market reseller, whether or not all or a portion of the sales made by the retailer or direct market reseller are to businesses. Examples of these include, but are not limited to, Best Buy, CDW, Circuit City, CompUSA, Costco, HSN, Ingram Micro, J&R Computer World, Micro Center, Office Depot and Staples.

2.5           Foreign Sales. For the avoidance of doubt, MPC’s license under this Agreement does not include the right to use the Licensed Marks on Products for sale to end-users residing outside of the Territory; provided, however, that MPC may ship to customers of the Business with ship-to locations outside the United States and Canada.

2.6           No Damage or Dilution. MPC agrees that it will not use the Licensed Marks in any way that would damage or dilute the value of, or the reputation associated with, the Licensed Marks. MPC understands and acknowledges that the failure to sell quality Gateway-branded Product or to provide quality warranty support to the customers of the Business that is equivalent to or better than the warranty support provided by Gateway to its customers immediately prior to the Effective Date will damage and dilute the value of, or reputation associated with, the Licensed Marks and will entitle Gateway to immediately seek injunctive relief under Section 7.4.

2.6.1       MPC shall undertake such steps as Licensor may deem reasonable to assist Gateway in monitoring the quality of the Licensed Products provided by Licensee under the Licensed Marks. Licensee shall permit reasonable inspection of Licensee’s operations and supply Licensor with specimens of use of the Licensed Marks upon request. Gateway has the right to take all reasonable actions that it deems necessary to ensure that Licensee’s activities under this Agreement and uses of the Licensed Marks are consistent with the reputation for

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quality and prestige of Products bearing the Licensed Marks which were sold by Gateway on or before the Effective Date.

2.7           Advertising. MPC shall not use the Licensed Marks in any advertising, except for the limited purpose of announcing that MPC has acquired the Purchased Assets and Liabilites. Any advertising done consistent with this Section 2.7 shall occur no sooner than the Effective Date and shall terminate no later than 90 days after the Effective Date. The use of the Licensed Marks for this limited purpose shall be consistent with Gateway’s brand guidelines and subject to Gateway’s approval. Before any advertising campaign is launched using a Licensed Mark, MPC shall make samples and other information available to facilitate Gateway’s review and approval. Gateway shall have the right to make reasonable objections to the advertising on the grounds the use is inconsistent with Gateway’s brand guidelines, will damage or dilute the value of, or reputation associated with, the Licensed Marks or is inconsistent with the purpose of this Agreement. Gateway shall not unreasonably withhold approval and shall exercise its approval rights in good faith.

2.8           Interest in Licensed Marks. MPC acknowledges that it has no interest in the Licensed Marks other than the limited license granted under this Agreement and that Gateway will remain the sole and exclusive owner of all right, title and interest in and to the Licensed Marks. MPC agrees that Licensee’s use of the Licensed Marks and any goodwill associated in the Licensed Marks resulting from Licensee’s use will inure solely to the benefit of Gateway and will not create any right, title or interest of Licensee in the Licensed Marks. If MPC uses, registers or applies to register any mark in violation of its obligations under this Agreement, MPC agrees, upon Licensor’s request, immediately to cease the use of that mark and to assign to Gateway all Licensee’s rights in that mark, including any application or registration for that mark.

2.8.1       Representations Regarding Gateway or Licensed Marks. MPC shall not represent or imply that Licensee is in fact Gateway, or is a part of Gateway. MPC shall not represent or imply that it holds any ownership interest in the Licensed Marks. MPC shall not challenge Gateway’s ownership of the Licensed Marks, use any trademarks, service marks, trade names or logos confusingly similar to the Licensed Marks, or register any trademarks, service marks, trade names or logos identical or confusingly similar to the Licensed Marks in any jurisdiction, whether in its own name or otherwise. MPC shall acquire no rights by implication, estoppel or otherwise, except as expressly granted herein. All rights not expressly granted to MPC are reserved for Gateway.

2.8.2       Protection and Enforcement of Rights in the Marks. Licensee admits the validity of, and agrees not to challenge the Licensed Marks or Gateway’s ownership of the Licensed Marks. Gateway shall have the exclusive right to enforce Gateway’s rights in the Licensed Marks as Gateway believes is necessary in its sole discretion, with MPC’s reasonable cooperation.

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2.9           Representations Regarding Warranty Support. MPC shall inform customers purchasing Gateway-branded Products from MPC that MPC, not Gateway, will be providing all customer service and support, including technical and warranty support (“Customer Support”). MPC shall not represent or imply that Gateway will provide or will be in any way responsible for Customer Support to MPC customers purchasing Gateway-branded Products from MPC. Any information on the outside of, on packaging for, or within the software loaded on any Gateway-branded Product sold by MPC shall specifically state that Gateway is not to be contacted for Customer Support, in each case no later than the date that is (i) two weeks after the Effective Date, in the case of written materials, documentation and information contained on the outside of or on packaging for any Gateway-branded Product sold by MPC and (ii) four weeks after the Effective Date, in the case of information within the software loaded on any Gateway-branded Product sold by MPC.

2.10        Disposal of Gateway-Branded Products. With respect to the disposal of Gateway-branded Products, MPC agrees to comply with all applicable environmental laws. MPC accepts full responsibility for, and agrees to pay, any fees, charges, taxes, penalties, fines or other costs incurred as the result of the disposal of Gateway-branded Products (“Environmental Fees”) sold by MPC. If Gateway pays Environmental Fees for which MPC is in whole or in part responsible, then MPC shall pay Gateway for its share immediately, but in no case later than 30 days after written notice from Gateway. In circumstances in which there is a dispute whether MPC or Gateway is responsible for all or any portion of an Environmental Fee, the parties agree to negotiate a resolution of the dispute in good faith.

2.11        IP License Fees and Royalties. In licensing MPC to use the Licensed Marks on Licensed Products, Gateway is not thereby agreeing to pay or become responsible for license fees and royalties for which MPC is or may become liable in manufacturing, importing or selling Licensed Products. MPC agrees that it shall be responsible for any and all license fees and royalties for which MPC may become liable.

3.	Limited License to Gateway’s Product Designs and Shared Tooling

3.1           License to Proprietary Designs and Shared Tooling. Subject to the terms and conditions of this Agreement, including, without limitation, the provisions of this Article 3, Gateway hereby grants to MPC, during the Term of this Agreement and solely within the Territory, a non-exclusive, non-transferrable, non-sublicenseable, royalty-free license to use Gateway’s Proprietary Designs and the Shared Tooling.

3.2           Use of Proprietary Designs and Shared Tooling. During the Term of this Agreement, MPC may use the Proprietary Designs and Shared Tooling for Licensed Products, consistent with the trademark license in Article 2 above, and for MPC-branded Products. MPC shall not use the Proprietary Designs or the Shared Tooling for third-party branded Products, even if those Products have been manufactured or assembled by MPC or at MPC’s direction. MPC shall not use the Proprietary Designs or the Shared Tooling for Products to be sold directly or indirectly to consumers or to any retailer or direct market reseller.

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3.3           Modification of Shared Tooling. MPC shall not modify or seek to modify the Shared Tooling without first obtaining Gateway’s written consent. Gateway may in good faith reject any proposed modification, including, but not limited to, modifications that may cause potential disruption to Gateway’s business.

3.4           Capacity Constraints. Certain Products for which Shared Tooling will be used (“Shared Products”) are available from suppliers in limited quantities and may be subject to capacity constraints. If, at any time, Gateway’s and MPC’s combined demand for a Shared Product exceeds the amount available from the supplier, then the supply of that Shared Product will be allocated eighty percent (80%) to Gateway and twenty percent (20%) to MPC (“Allocated Percentages”). However, if a Party’s demand for the Shared Product is less than its Allocated Percentage, then the difference between its demand and its Allocated Percentage shall go to the other Party.

3.5           Interest in Proprietary Designs and Shared Tooling. MPC acknowledges that it has no interest in the Proprietary Designs and Shared Tooling, other than the limited license granted under this Agreement and that Gateway will remain the sole and exclusive owner of all right, title and interest in and to the Proprietary Designs and the Shared Tooling. MPC will use commercially-reasonable efforts to protect Gateway’s proprietary interests and intellectual property rights in the Proprietary Designs and Shared Tooling.

3.6           Claims Arising from Use of Proprietary Designs and Shared Tooling. MPC acknowledges and understands that Gateway assumes no liability, risk or costs arising from or associated with MPC’s use of the Proprietary Designs or Shared Tooling, including, but not limited to, the risk that the Proprietary Designs or Shared Tooling or the Products assembled or manufactured therefrom, infringe the patents of a third party, are defective or are lacking in quality or performance. Gateway shall not be liable to MPC for any claim for damages arising from or associated with MPC’s use of the Proprietary Designs or Shared Tooling, including, but not limited to, claims for indemnification or claims for general, special, incidental or consequential damages.

3.7           Return of Proprietary Designs on Termination. Within thirty (30) days of the termination of this Agreement, MPC agrees, unless otherwise directed by Gateway in writing, to return to Gateway all Proprietary Design information and documentation provided to MPC under this Agreement, including plans, drawings, sketches and other design information.

4.	Limited Assignment of Patent Licenses

4.1           Active English. To the extent permitted by Section 5 of the License Agreement between Active English Information Systems, Inc. and Gateway, dated May 18, 2001 (the “Active English Agreement”), and the provisions therein applying to “the sale or transfer ... of an entire line of business,” Gateway grants MPC a limited assignment of the license granted under the Active English Agreement to make, use, sell, import or offer for sale Licensed Products under this Agreement.  The limited assignment grant shall survive termination of this Agreement and shall expire upon the earlier of the

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termination of the license granted to Gateway under the Active English Agreement or in the event of a Strategic Acquisition of MPC, and at such time all rights, if any, that MPC receives from this limited assignment shall revert to Gateway.

4.2           American Video Graphics. To the extent permitted by Section 7 of the Settlement, Release and License Agreement among American Video Graphics, L.P., AV Graphics, L.L.C. and Gateway, among others (the “AVG Agreement”), and the provisions therein applying to “the acquirer of all or substantially all of ... a business unit,” Gateway grants MPC a limited assignment of the license granted under the AVG Agreement to make, use, sell, import or offer for sale Licensed Products under this Agreement.  The limited assignment grant shall survive termination of this Agreement and shall expire upon the earlier of the termination of the license granted to Gateway under the AVG Agreement or in the event of a Strategic Acquisition of MPC, and at such time all rights, if any, that MPC receives from this limited assignment shall revert to Gateway.

4.3           Compression Labs. To the extent permitted by Article 9 of the Patent License and Settlement Agreement among Forgent Networks, Inc. and its wholly-owned subsidiary, Compression Labs, Inc., and Gateway, among others (the “Compression Labs Agreement”), and the provisions therein applying to the sale, transfer or disposal “to a third-party any subsidiary, business or product line,” Gateway grants MPC a limited assignment of the license granted under the Compression Labs Agreement to make, use, sell, import or offer for sale Licensed Products under this Agreement.  The limited assignment grant shall survive termination of this Agreement and shall expire upon the earlier of the termination of the license granted to Gateway under the Compression Labs Agreement or in the event of a Strategic Acquisition of MPC, and at such time all rights, if any, that MPC receives from this limited assignment shall revert to Gateway.

5.	Representations and Warranties

5.1           Representations and Warranties of Gateway. Gateway represents and warrants that:

5.1.1       Gateway owns the Licensed Marks and has the right to grant the rights given to MPC in this Agreement; and

5.1.2       Gateway has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated thereby.

5.2           Representations and Warranties of MPC. MPC represents and warrants that:

5.2.1       MPC’s uses of the Licensed Marks will be limited to, and consistent with, the purpose of this Agreement; and

5.2.2       MPC has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated thereby.

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6.	Term and Termination

6.1           Term. Subject to Sections 6.1.1 and 6.1.2, this Agreement is effective as of the Effective Date and shall continue in full force and effect for a term of five (5) years from the Effective Date, unless earlier terminated or otherwise limited in accordance with the provisions of this Article 6 (the “Term”).

6.1.1       Termination of License to Use Licensed Marks. Subject to Section 6.1.2, the license to use the Licensed Marks granted in Article 2 shall terminate one (1) year after the Effective Date.

6.1.2       Termination of License to Use Cow-Spotted Box. The license to use the cow-spotted boxes in shipment of Licensed Product, as provided in Section 2.3.5, shall terminate six (6) months after the Effective Date.

6.2           Termination of the Asset Purchase Agreement. If the Asset Purchase Agreement is terminated, then this Agreement shall terminate automatically, unless otherwise agreed by the Parties in writing.

6.3           Breach. In the event MPC breaches any of its obligations under this Agreement, or any of its obligations under the Asset Purchase Agreement, Gateway may terminate this Agreement and the licenses granted herein by giving notice in writing to MPC of the breach. In the event MPC does not correct or eliminate the breach within thirty (30) days from the date of receipt of such notice, this Agreement, including the licenses to use the Licensed Marks and Proprietary Designs, shall terminate automatically.

6.4           Insolvency. This Agreement and the licenses granted herein shall terminate automatically if any of the following shall occur: (i) MPC dissolves, liquidates or ceases business; (ii) MPC is insolvent; (iii) MPC files a petition for bankruptcy protection, is bankrupt or otherwise seeks relief under or pursuant to any bankruptcy, insolvency or reorganization statute or proceeding; (iv) if a petition in bankruptcy is filed against MPC and is not discharged within sixty (60) days thereafter; (v) if MPC makes an assignment for the benefit of creditors; or (vi) if a custodian, receiver or trustee is appointed for MPC or for a substantial portion of MPC’s business or assets and such appointment is not discharged within sixty (60) days thereafter.

6.5           Cease Use of Licensed Marks. In the event MPC ceases to use, with the intent not to resume, the Licensed Marks, then the license granted under this Agreement to use the Licensed Marks will terminate automatically. In any case, MPC’s use of the Licensed Marks shall cease no later than one (1) year after the Effective Date. In the event MPC ceases to use, with the intent not to resume, the Proprietary Designs, then the license granted under this Agreement to use the Proprietary Designs will terminate automatically.

6.6       Change of Control.   Gateway may, in its sole discretion, immediately terminate this Agreement, in whole or in part, in the event of a Strategic Acquisition of

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MPC. A “Strategic Acquisition of MPC” shall mean an acquisition of MPC by a third party, unless such third party is a Financial Buyer.  An acquisition of MPC shall be deemed to occur upon any of (a) a merger, consolidation or other reorganization to which MPC is a party if the individuals and entities who were stockholders of MPC immediately prior to the effective date of such merger, consolidation or other reorganization have “beneficial ownership” (as defined in Rule 13d-3 under the Securities and Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power for the election of directors (or their equivalent) of the surviving entity following such effective date, (b) the acquisition by any entity or group of direct or indirect “beneficial ownership” in the aggregate of MPC securities then issued and outstanding representing fifty percent (50%) or more of the total combined voting power of MPC, (c) the sale of all or substantially all of the assets of MPC, (d) the liquidation of MPC, or (e) a change in the composition of a majority of MPC’s board of directors following an election contest if such change results in the effective control of MPC’s  board of directors by a third party. The term “Financial Buyer” shall mean a private equity fund, hedge fund, pooled investment vehicle or similar person or entity that is primarily engaged in investment activities as opposed to direct or indirect operations of a commercial nature.

6.7           Effect of Termination. In the event of the termination of this Agreement or the Asset Purchase Agreement, MPC shall discontinue immediately any and all uses of the Licensed Marks or the Proprietary Designs.

7.	Miscellaneous

7.1           Confidentiality. Each Party agrees not to disclose any term or condition of this Agreement to any third party without the prior written consent of the other Party. This obligation is subject to the following exceptions:

7.1.1       Disclosure is permissible if required by government or court order, provided that, to the extent permitted by applicable law, rule or regulation, the Party required to disclose first gives the other Party prior written notice to enable it to seek a protective order;

7.1.2	Disclosure is permissible if otherwise required by law;

7.1.3       Disclosure is permissible if required to enforce rights under this Agreement;

7.1.4       Each Party may disclose the terms and conditions of this Agreement to the extent necessary, on a confidential basis to accountants, attorneys, financial advisors, present or future providers of venture capital and/or potential investors in or acquirers of such Party or product lines; or

7.1.5       Each Party may disclose this Agreement to present or future suppliers, developers, assemblers or licensees, or other entities with business related to the development of the Party’s products.

Notwithstanding the foregoing, each Party may disclose that, in conjunction with the sale of the Business to MPC, MPC has acquired a limited right to use Gateway’s trademarks for up to one (1) year.

7.2           Survival. Section 2.8 (“Interest in Licensed Marks”) and Article 7 (“Miscellaneous”) will survive termination of this Agreement regardless of the reason for such termination.

7.3           Governing Law; Venue. This Agreement shall be construed and interpreted according to the internal laws of the State of Delaware (the “State”), excluding any choice of law rules that may direct the application of laws of a jurisdiction other than the State. The federal and state courts within the State shall have exclusive jurisdiction to adjudicate any dispute arising out the Agreement. All Parties expressly consent to the personal jurisdiction of the federal and state courts within the State and service of process being effected upon them by registered or certified mail sent to the addresses in Section 7.9.

7.4           Specific Performance and Injunctive Relief. Given the critical importance of the Licensed Marks and Proprietary Designs to Gateway’s business, MPC acknowledges and agrees that irreparable harm will result if MPC were to breach the covenants made in connection with the licenses granted to MPC under this Agreement. MPC agrees that Gateway may seek injunctive relief and/or specific performance to enforce these covenants, in addition to any other relief to which Gateway may be entitled.

7.5           Prevailing Party’s Attorneys’ Fees. The prevailing party in any action to enforce this Agreement will be entitled to recover its attorneys’ fees and costs in connection with such action.

7.6           Assignment. MPC may not assign this Agreement (whether by operation of law or otherwise) without the prior written consent of Gateway. Any assignment, without the prior written consent of Gateway, will be null and void. This Agreement will bind and inure to the benefit of the parties hereto and their successors and assigns.

7.7           Severance. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

7.8           Independent Contractor. In fulfilling its obligations under this Agreement, each Party will be acting as an independent contractor. This Agreement does not make either party the employee, agent or legal representative of the other.

7.9           Notice. All notices, requests, demands and other communications hereunder shall be given in writing and: (a) personally delivered; (b) sent by telecopier, facsimile transmission or other electronic means of transmitting written documents; or (c)

sent to the parties at their respective addresses indicated herein by registered or certified U.S. mail, return receipt requested and postage prepaid, or by private overnight mail courier service. The respective addresses to be used for all such notices, demands or requests are as follows:

As to Gateway:

Gateway, Inc.
Attn: Chief Financial Officer
7565 Irvine Center Drive
Irvine, CA 92618
Facsimile: (949) 471-7014

with a copy to:

Mischa Travers
Davis Polk & Wardwell
1600 El Camino Real
Menlo Park, CA 94025
Facsimile: (650) 752-2111

or to such other person or address as Gateway shall furnish in writing.

As to MPC:

MPC Corporation
906 East Karcher Road
Nampa, Idaho 83687
Attention: Chief Financial Officer
Facsimile: (208) 893-7218

with a copy to:

Brian T. Hansen
Holland & Hart LLP
101 S. Capitol Blvd., Suite 1400
Boise, ID 83702
Facsimile: (208) 343-8869

or to such other person or address as MPC shall furnish in writing.

If personally delivered, such communication shall be deemed delivered upon actual receipt; if electronically transmitted pursuant to this paragraph, such communication shall be deemed delivered the next business day after transmission (and sender shall bear the burden of proof of delivery); if sent by overnight courier pursuant to this paragraph, such communication shall be deemed delivered upon receipt; and if sent by U.S. mail pursuant to this paragraph, such communication shall be deemed delivered as of the date of delivery indicated on the receipt issued by the relevant postal service, or, if the addressee fails or refuses to accept delivery, as of the date of such failure or refusal. Any Party may change its address for the purposes of notice by giving notice of the change in accordance with this Section 7.9.

7.10        Entire Agreement. This Agreement constitutes the entire agreement between the parties concerning the subject matter hereof, superseding all previous agreements, proposals, representations, or understandings, whether oral or written. No delay or failure by either party to exercise any right or remedy hereunder will be held to constitute a waiver of such right or remedy. Modifications of this Agreement must be in writing and signed by an authorized representative of both parties.

7.11        Headings. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

7.12        Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered by facsimile transmission or e-mail transmission of an Adobe® file format document (also known as a PDF file) by and on behalf of any party shall be fully effective and shall be deemed to be original signatures delivered in person. Any party delivering an executed counterpart of this Agreement within five (5) business days, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

GATEWAY, INC.	MPC CORPORATION
(“Licensor”)	(“Licensee”)

By:	By:
Name:______________________ Title:_______________________	Name: Curtis Akey Title: Chief Financial Officer, Secretary

[Signature Page to Limited License of Gateway’s Rights]

ATTACHMENT A

Subject to the provisions of the Limited License of Gateway’s Rights, Buyer’s license to use Seller’s trademarks shall extend to the following:

(1)	The word mark GATEWAY (United States Patent and Trademark Office Registration No. 2494636; Canadian Intellectual Property Office Registration No. TMA564454).

(2)

Any and of all Seller’s trademarks, both registered and unregistered, enforceable against third parties in the United States and Canada, but only to the extent necessary for Buyer to use the following on Products:

(3)

Any and all of Seller’s trademarks, both registered and unregistered, enforceable against third parties in the United States and Canada, but only to the extent necessary for Buyer to sell Products in cow-spotted boxes substantially similar to the boxes used by Seller on the Effective Date.

ATTACHMENT B

Servers	Codename	Description
E-9422R	Mako 1	1U AMD 2P DC/QC Rack Server
E-9425R	Mako 2	1U Intel 2P DC/QC Rack Server
E-9522R	Hammerhead 1	2U AMD 2P DC/QC Rack Server
E-9525R	Hammerhead 2	2U Intel 2P DC/QC Rack Server
E-9722R	Orca	3U AMD 4P DC/QC Rack Server
E-9232T	Bobcat	AMD 1P / DC Tower Server
E-9520T	Cougar	5U Convertible Intel 2P DC/QC Tower Server
E-9415R
E-9510T
E-9515R
9715

Storage	Codename	Description
E-842R		2U SAS/SATA II SAN, 12 Drives, 6TB SATA
E-826R		2U LTO-3 SuperLoader 16 Tape - 12.8TB Max
E0824R		2U DLT-V4 SuperLoader 16 Tape 4.8TB

Notebooks	Codename	Description
E-100M	Cyclops	12.1" Ultraportable
E-155C	Phoenix	12.1" Ultraportable Convertible
M-285-E	Viper	14.1" Convertible
E-295C	Viper SR	14.1" Convertible
M-255		14.1" Notebook
E-265M	Orion	14.1" Notebook
M465-E	Mystique	15.4" Notebook
E-475M	Phantom	15.4" Notebook
M685-E	Sonic	17" Notebook

Desktop	Codename	Description
Profile 6		All-in-one Serviceable LCD PC
E-1500		Entry Bid Box - uATX 6-bay
E-2600		3-Bay uBTX & 6-Bay uBTX
E-2610		3-Bay nBTX 11 Liter, 3-Bay uBTX & 6-Bay uBTX
E-4610		3-Bay uBTX & 6-Bay uBTX
E-6610		7-Bay BTX / i975X Performance Desktop
E-4610D		Energy Pro
E-4610S		Energy Pro
E-6610D		Energy Pro
E-6610Q		Energy Pro
E-2610D		Energy Pro
E2610S		Energy Pro
E2610N		Energy Pro
Profile 6		Energy Pro

Monitors

15 sq	FPD1565
17 sq	FPD1760/65
17 sq premium	FPD1785
17W	FPD1775W
19 sq	FPD1965
19 sq premium	FPD1985
19W	FPD1975W
21W	FPD2185W
22W	FPD2275W TN
22W	HD2200
22W	HD2200E
24W	FPD2485W PVA
24W TN	FHD2400
Gateway Flat Panel Display Height Adjustable Stand w/4 port 2.0 USB
Gateway USB Monitor Speaker Bar for Gateway LCD Monitors

ATTACHMENT C

Notebooks	Codename	Description
E-155C	Phoenix	12.1" Ultraportable Convertible
E-295C	Viper SR	14.1" Convertible
M685-E	Sonic	17" Notebook

ATTACHMENT D

ATTACHMENT E

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